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                                                                    Exhibit 10.4


                                ESCROW AGREEMENT

      This ESCROW AGREEMENT (this "AGREEMENT") is dated as of January 31, 1997, by and among SAFETY 1ST, INC., a Massachusetts corporation ("COMPANY"), GOLDMAN SACHS CREDIT PARTNERS L.P., a Bermuda limited partnership ("GSCP"), and O'Melveny & Myers LLP, as escrow agent hereunder (in such capacity "ESCROW AGENT").


                              W I T N E S S E T H:

      WHEREAS, Company, GSCP, as a "Bank", and GSCP, as "Agent", have entered into that certain First Amended and Restated Loan Agreement dated as of the date hereof (the "LOAN AGREEMENT"; capitalized terms used herein and not otherwise defined herein being used herein as therein defined), pursuant to which GSCP and the other "Banks" which may become parties to the Loan Agreement are to make certain extensions of credit to Company, and

      WHEREAS, as consideration for GSCP's entering into the Loan Agreement, Company has agreed, among other things, to issue certain warrants to purchase common stock of Company in the event the Loan Agreement remains outstanding at certain future specified dates; and

      WHEREAS, Company has agreed to deposit such warrants into an escrow arrangement on the date hereof, to be held in escrow and distributed in accordance with the terms hereof; and

      WHEREAS, Escrow Agent is willing to act as escrow agent in respect of the Escrowed Warrants (as hereinafter defined) upon the terms and conditions hereinafter set forth:

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, do hereby agree as follows:

      1. APPOINTMENT OF ESCROW AGENT. Company and GSCP hereby appoint Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein, and Escrow Agent hereby accepts such appointment.

      2. DEPOSIT OF ESCROWED WARRANTS. Company, simultaneously with the execution and delivery of this Agreement, has caused to be deposited with Escrow Agent (a) that certain Warrant No. R-1, dated as of the date hereof, providing for the issuance of 250,000 shares of common stock of Company (the "FIRST WARRANT"), (b) that certain Warrant No. R-2, dated as of the date hereof, providing for the issuance of 50,000 shares of common stock of Company (the "SECOND WARRANT"), and (c) that certain Warrant No. R-3, dated as of the date hereof, providing for the issuance of 50,000
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shares of common stock of Company (the "THIRD WARRANT"; together with the First
Warrant and the Second Warrant, the "ESCROWED WARRANTS"). Escrow Agent hereby acknowledges receipt of the Escrowed Warrants and agrees to hold them upon the terms and conditions hereinafter set forth.

      3. DISTRIBUTION OF ESCROWED WARRANTS. Escrow Agent shall hold the Escrowed Warrants in its possession until instructed hereunder to deliver the Escrowed Warrants or any specified portion thereof as follows:

      (a) If GSCP delivers a notice to Company and Escrow Agent in the form of Annex A attached hereto (a "NOTICE OF ISSUANCE") (i) on or after the date which is six months after the date hereof, requesting Escrow Agent to deliver the First Warrant to GSCP, (ii) on or after the date which is nine months after the date hereof, requesting Escrow Agent to deliver the Second Warrant to GSCP, or
(iii) on or after the date which is twelve months after the date hereof, requesting Escrow Agent to deliver the Third Warrant to GSCP, Escrow Agent shall deliver to GSCP the Escrowed Warrant specified in the applicable Notice of Issuance on the third business day after receipt of such Notice of Issuance by Escrow Agent.

      (b) If Company delivers a notice to GSCP and Escrow Agent in the form of Annex B attached hereto (a "NOTICE OF RELEASE") requesting Escrow Agent to release all remaining Escrowed Warrants to Company, Escrow Agent shall deliver to Company all remaining Escrowed Warrants on the third business day after receipt of such Notice of Issuance by Escrow Agent.

      4.    EXCULPATION AND INDEMNIFICATION OF ESCROW AGENT.

      (a) Escrow Agent may resign and be discharged from its duties hereunder at any time by giving written notice of such resignation to Company and GSCP specifying a date when such resignation shall take effect. Upon such notice, a successor Escrow Agent, which shall be a bank or trust company organized under the laws of the United States of America or the State of New York having a combined capital and surplus of not less than $100,000,000 shall be appointed with the mutual consent of Company and GSCP. Such successor Escrow Agent shall become Escrow Agent hereunder upon the resignation date specified in such notice. If Company and GSCP are unable to agree upon a successor Escrow Agent within thirty (30) days after such notice, Escrow Agent shall be entitled to apply to a court of competent jurisdiction for the appointment of a successor. Escrow Agent shall continue to serve until its successor accepts its appointment as Escrow Agent and receives the Escrowed Warrants. Company and GSCP shall have the right at any time upon their mutual consent to substitute a new Escrow Agent by giving notice thereof to the then current Escrow Agent, such substitution to take effect upon the appointment of a successor Escrow Agent meeting the requirements set forth above and the acceptance of such appointment by such successor Escrow Agent and delivery to such successor Escrow Agent of the Escrowed Warrants.


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      (b) Escrow Agent shall have no duties or responsibilities whatsoever with respect to the Escrowed Warrants except as are specifically set forth herein and may conclusively rely, and shall be protected in acting or refraining from acting, on any written notice, instrument, request, consent, certificate, document, letter, telegram, order, resolution or signature reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so. Escrow Agent shall have no responsibility for the contents of any such writing contemplated herein and may rely without any liability upon the contents thereof.

      (c) Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for any action taken or omitted by it in good faith and in accordance with the advice of counsel (which counsel may be of Escrow Agent's own choosing), and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind except for its own fraud, willful misconduct or gross negligence.

      (d) Each of Company and GSCP agrees to indemnify Escrow Agent and hold it harmless against any and all liabilities incurred by it hereunder as a consequence of such party's action, and the parties agree jointly to indemnify Escrow Agent and hold it harmless against any and all liabilities incurred by it hereunder that are not a consequence of any party's action, except in either case for liabilities incurred by Escrow Agent resulting from its own fraud, willful misconduct or gross negligence. Company and GSCP agree to reimburse each other for one-half of any payments made by them pursuant to this Section 4(d) with respect to liabilities for which the parties are jointly liable pursuant to this Section 4(d).

      5. FURTHER ASSURANCES. From time to time on and after the date hereof, the other parties hereto shall deliver or cause to be delivered to Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as Escrow Agent shall reasonably request (it being understood that Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

      6. TERMINATION AGREEMENT. This Agreement shall terminate on the final disposition of all Escrowed Warrants in accordance with the provisions of Section hereof; provided that the rights of Escrow Agent and the obligations of the other parties hereto under Paragraphs 4 and 5 shall survive the termination hereof.

      7. CONSENTS TO SERVICE OF PROCESS. Each of the parties hereto hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal court located in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue. Each party further waives personal service of any summons,


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complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to such person or such person's address for purposes of notices hereunder.

      8.    MISCELLANEOUS.

      (a) This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of such change is sought.

      (b) All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, on the next business day after delivery to a recognized overnight courier or when sent by facsimile to the parties (and shall also be transmitted by facsimile to the persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

      If to Company, to

      Safety 1st, Inc.
      210 Boylston Street
      Chestnut Hill, Massachusetts 02167
      Attention: Michael Lerner
      Telecopy No: (617) 332-0125

      with a copy to;
      Kassler & Feuer, P.C.
      101 Arch Street, 18th Floor
      Boston, Massachusetts 02110
      Attention: Curt R. Feuer, Esq.
      Telecopy No: (617) 439-0060

      If to GSCP, to:

      Goldman Sachs Credit Partners L.P.
      85 Broad Street New York, New York 10004
      Attention: Ed Mule and Doug Hitchner
      Telecopy No: (212) 902-3000


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      If to Escrow Agent, to:

      O'Melveny & Myers LLP
      153 East 53rd Street
      Citicorp Center
      New York New York 10022
      Attention: Jonathan P. Williams Esq.
      Telecopy No: (212) 326-2061

      (c) The headings of the Sections of this Agreement have been inserted for convenience and shall not modify, define, limit or expand the express provisions of this Agreement.

      (d) This Agreement and the rights and obligations hereunder of the parties hereto (other than Escrow Agent) may not be assigned except with the prior written consent of the other parties hereto. Subject to the provisions of
Section 4(a) hereof, this Agreement and the rights and obligations hereunder of Escrow Agent may be assigned by Escrow Agent only to a successor to its entire business. This Agreement shall be binding upon and inure to the benefit of each party's respective successors and permitted assigns. Except as expressly provided below, no other Person shall acquire or have any rights under or by virtue of this Agreement. This Agreement is intended to be for the sole benefit of the parties hereto, and (subject to the provisions of this Paragraph 9(d)) their respective successors and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

      (e) This Agreement may not be amended, supplemented or otherwise modified without the prior written consent of Company and GSCP. Any amendment, supplement or modification which affects Escrow Agent must also be consented to by Escrow Agent.

      (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the principles of conflict of laws.

      (g) This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    SAFETY 1ST, INC.



                                    By:_______________________________________
                                          Name:
                                          Title:


                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    By:_______________________________________
                                          Authorized Signatory Title:



                                    O'MELVENY & MYERS LLP



                                    By:_______________________________________
                                          Name:
                                          Title:


                                       S-1
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                                     ANNEX A


_______________, 199__

      O'Melveny & Myers LLP
      153 East 53rd Street
      Citicorp Center
      New York, New York 10022
      Attention: Jonathan P. Williams Esq.


RE: ESCROW AGREEMENT DATED AS OF JANUARY 31, 1997

      The undersigned hereby certifies that:

      (i) he or she is a duly authorized representative of Goldman Sachs Credit Partners L.P. ("GSCP");

      (ii) that certain First Amended and Restated Loan Agreement dated as of January 31, 1997 by and among Safety 1st, Inc. ("COMPANY"), GSCP and the other financial institutions party thereto as Banks, and GSCP, as Agent, is still in force and effect and either (a) Company has outstanding Obligations thereunder,
(b) one or more Letters of Credit are outstanding thereunder, or (c) the Commitments thereunder have not terminated or been cancelled;

      (iii) the date of this certificate is on or after the [INSERT AS
APPLICABLE: six-month/nine-month/twelve-month] anniversary of the Effective Date of such Loan Agreement; and

      (iv) GSCP is entitled to the delivery of the [INSERT AS APPLICABLE: First Warrant/Second Warrant/Third Warrant] to GSCP by Escrow Agent.


                                     GOLDMAN SACHS CREDIT PARTNERS L.P.


                                     By:_______________________________________
                                          Authorized Signatory


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                                     ANNEX B


___________, 199__

      O'Melveny & Myers LLP
      153 East 53rd Street
      Citicorp Center
      New York, New York 10022
      Attention: Jonathan P. Williams, Esq.

RE: ESCROW AGREEMENT DATED AS OF JANUARY 31, 1997

      The undersigned hereby certifies that:

      (i) he or she is a duly authorized representative of Safety 1st, Inc. ("COMPANY");

      (ii) that certain First Amended and Restated Loan Agreement dated as of January 31, 1997 by and among Company, Goldman Sachs Credit Partners L.P. ("GSCP") and the other financial institutions party thereto as Banks, and GSCP, as Agent, is no longer in force and effect and (a) Company has no outstanding Obligations thereunder, (b) no Letters of Credit are outstanding thereunder, and
(c) the Commitments thereunder have terminated or been cancelled; and

      (iii) Company is entitled to the delivery of all [remaining] Escrowed Warrants to Company by Escrow Agent.



                                    SAFETY 1ST, INC.



                                    By:________________________________
                                          Name:
                                          Title: